SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): January 11, 2002



                        CROSS MEDIA MARKETING CORPORATION
             (Exact name of registrant as specified in its charter)




           Delaware                      0-25435                  13-4042921
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



             461 Fifth Avenue, 19th Floor, New York, New York 10017
                (Address of principal executive offices/Zip Code)

Registrant's telephone number, including area code: (212) 457-1200

Former name, former address, and former fiscal year, if changed since last report: N/A

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Item 2. Acquisition or Disposition of Assets

     On January 11, 2002 (the "Effective Date"), Cross Media Marketing Corporation (the "Registrant") consummated the following transactions:

          (i) the acquisition (the "NSI Acquisition") of all of the capital stock of National Syndications, Inc. ("NSI") through the merger of NSI with and into Cross Media Marketing Syndications Corporation ("CMMSC"), a wholly-owned subsidiary of the Registrant, pursuant to the agreement and plan of merger dated January 4, 2002 by and among the Registrant, CMMSC, NSI and Anthony Pironti, the principal stockholder of NSI ("Pironti"); and

          (ii) the acquisition (the "PCM Acquisition" and, together with the NSI Acquisition, the "Acquisitions") of all of the capital stock of Preferred Consumer Marketing, Inc. ("PCM"), through the merger of Cross Media Consumer Marketing Corporation ("CMCMC"), a wholly-owned subsidiary of the Registrant, with and into PCM, pursuant to the agreement and plan of merger dated January 4, 2002, by and among the Registrant, CMCMC, PCM and Pironti, the principal stockholder of PCM.

     Concurrently with the NSI Acquisition, CMMSC changed its name to National Syndications, Inc. ("New NSI").

     At the time of the Acquisitions, each of NSI and PCM was engaged in the business of direct marketing of consumer goods and services through Sunday magazines, consumer magazines, free standing inserts, direct response television, credit card billing statements, direct mail (including electronic mail), package inserts, outbound telemarketing, catalog mailings and otherwise.

     As consideration for the Acquisitions, the stockholders of NSI and PCM will receive (i) 3.6 times 2001 EBITDA (earnings before interest, taxes, depreciation and amortization) of NSI and PCM (excluding Joint Ventures' 2001 EBITDA defined below), as defined in the merger agreements; (ii) $3,854,000, representing an estimate of Overage (defined below), (iii) $1,500,000, representing certain amounts owed by NSI and PCM to Pironti and (iv) $450,000, representing dividends declared by NSI and PCM but unpaid as of the Effective Date, all reduced by the $1,500,000 of indebtedness owed by NSI and PCM under an existing line of credit.

     On the Effective Date, the Registrant paid estimated merger consideration of approximately $16,160,000, as follows:

        $9,000,000 in cash
        $2,396,000 in negotiable notes
        $2,382,000 in non-negotiable promissory notes
        $2,382,000 through the issuance of 279,859 shares of the Registrant's common stock.

     The common stock issued as merger consideration was valued based on the average closing price of the Registrant's common stock for the 20 trading days immediately preceding the


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date of the merger agreements, or $8.51 per share, in accordance with the merger agreements. The Registrant entered into a registration rights agreement with the former stockholders of NSI and PCM.

     The merger consideration will be finally determined following completion of the 2001 fiscal year end audit for NSI and PCM and the final determination of 2001 EBITDA of NSI and PCM. The estimated merger consideration paid on the Effective Date was based on estimated EBITDA of NSI and PCM (excluding estimated Joint Ventures' 2001 EBITDA of $561,000) of $3,293,000 for the first 11 months of 2001. If, and to the extent, the estimated merger consideration is less than the finally determined amount, the Registrant shall pay the additional amount through issuance of additional promissory notes. If, and to the extent, the estimated merger consideration exceeds the finally determined amount, the promissory notes will be reduced and, if the difference exceeds the amount of the promissory notes, the stockholders of NSI and PCM will make a cash repayment to the Registrant for the remaining amount.

     The promissory notes bear interest at the rate of 7% per annum, are payable in 36 consecutive monthly installments on the last business day of each month, commencing January 31, 2002, and are secured by the assets of New NSI and PCM. The Registrant obtained a letter of credit in the amount of $1,000,000 from Fleet National Bank under the Credit Agreement (defined below) but is required to increase the letter of credit or obtain a new letter of credit in the aggregate amount equal to the principal amount of the promissory notes (the "LC"). If the Registrant does not obtain the LC for the full amount of the notes on or before (i) the three month anniversary of the Effective Date, the Registrant will be required to issue 50,000 shares of its common stock to the holders of the notes, (ii) the six month anniversary of the Effective Date, the Registrant shall be required to pay to the holders of such notes $450,000 and
(iii) the day after the six month anniversary of the Effective Date, among other things, an event of default shall be deemed to occur under the notes. Upon obtaining the LC in the full amount of the notes, the security interest in New NSI's and PCM's assets will be terminated.

     The term "Overage" is defined in the merger agreements as an amount equal to 2001 EBITDA of NSI and PCM (including Joint Ventures' 2001 EBITDA) and 2002 EBITDA of NSI and PCM through the Effective Date, reduced by 2001 EBITDA distributions made by NSI and PCM prior to the Effective Date.

     In addition to the merger consideration, the Registrant will pay to the former NSI and PCM stockholders an amount equal to the Stockholder JV Entitlement. The "Stockholder JV Entitlement" shall be equal to the lesser of
(i) three times the Joint Ventures' 2001 EBITDA and (ii) the aggregate Joint Ventures' income from January 1, 2002 through December 31, 2004. The Stockholder JV Entitlement is payable quarterly over the three-year period. The "Joint Ventures" are joint ventures entered into by NSI with third parties prior to the Effective Date.

     In connection with the Acquisitions, the credit agreement (the "Credit Agreement") among NSI, PCM, Pironti and Fleet National Bank was amended to:

          (i) release Pironti from liability under his guaranty;


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          (ii) amend the maturity date of the line of credit to March 12, 2002;

          (iii) provide that the maximum aggregate amount outstanding under revolving credit loans and the LC shall not exceed the lesser of $3,000,000 and a borrowing base (as defined in the Credit Agreement); and

          (iv) provide for a guaranty by the Registrant of New NSI's and PCM's obligations under the Credit Agreement.

As of January 11, 2002, there were $1,500,000 of revolving credit loans outstanding under the Credit Agreement.

         New NSI entered into an employment agreement with each of Pironti and the other two former stockholders of NSI and PCM.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

A.   Financial Statements of the Business Acquired

     It is impracticable to provide the required financial statements of NSI and PCM at this time. The required financial statements, if any, will be filed under cover of Form 8-K/A within 60 days of the date this Form 8-K was required to be filed.

B.   Pro Forma Financial Information

     It is impracticable to provide the required pro forma financial information at this time. The required pro forma financial information, if any, will be filed under cover of Form 8-K/A within 60 days of the date this Form 8-K was required to be filed.

C.   Exhibits

     Exhibit 2.1 - Agreement and Plan of Merger, dated as of January 4, 2002 by and among the Registrant, CMMSC, NSI and Pironti (the "NSI Agreement").

     Exhibit 2.2 - List of Omitted Schedules/Exhibits to the NSI Agreement.

     Exhibit 2.3 - Agreement and Plan of Merger dated as of January 4, 2002, by and among, the Registrant, CMCMC, PCM and Pironti (the "PCM Agreement").

     Exhibit 2.4 - List of Omitted Schedules/Exhibits to the PCM Agreement.

     Exhibit 99.1 - Security Agreement among the Registrant, CMMSC, Pironti, Randall Gouse and Jess Joseph dated as of January 11, 2002.

     Exhibit 99.2 - Security Agreement among the Registrant, PCM, Pironti, Randall Gouse and Jess Joseph dated as of January 11, 2002.

     Exhibit 99.3 - Employment Agreement between New NSI and Pironti dated as of January 11, 2002.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cross Media Marketing Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CROSS MEDIA MARKETING CORPORATION



Date:  January 25, 2002                 By: /s/ Ronald Altbach
                                           -------------------------------------
                                            Ronald Altbach
                                            Chairman and Chief Executive Officer



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                                  EXHIBIT INDEX


     Description


     Exhibit 2.1 - Agreement and Plan of Merger, dated as of January 4, 2002 by and among the Registrant, CMMSC, NSI and Pironti (the "NSI Agreement").

     Exhibit 2.2 - List of Omitted Schedules/Exhibits to the NSI Agreement.

     Exhibit 2.3 - Agreement and Plan of Merger dated as of January 4, 2002, by and among, the Registrant, CMCMC, PCM and Pironti (the "PCM Agreement")

     Exhibit 2.4 - List of Omitted Schedules/Exhibits to the PCM Agreement

     Exhibit 99.1 - Security Agreement among the Registrant, CMMSC, Pironti, Randall Gouse and Jess Joseph dated as of January 11, 2002.

     Exhibit 99.2 - Security Agreement among the Registrant, PCM, Pironti, Randall Gouse and Jess Joseph dated as of January 11, 2002.

     Exhibit 99.3 - Employment Agreement between New NSI and Pironti dated as of January 11, 2002.



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